UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

SPIRE GLOBAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39493	85-1276957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1100 Vienna, Virginia		22182
(Address of Principal Executive Offices)		(Zip Code)

(202) 301-5127

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SPIR	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SPIR.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is filed by Spire Global, Inc., a Delaware corporation (the “Company” or “Spire”), to provide the financial statements required by Item 9.01(a)(1) and the pro forma financial information required by Item 9.01(b)(1) of Form 8-K related to the completion of the acquisition of exactEarth Ltd., a Canadian corporation (“exactEarth”) previously reported in the Current Report on Form 8-K (File No. 001-39493) filed with the Securities and Exchange Commission on November 30, 2021. The pro forma financial information gives effect to certain pro forma events related to the acquisition and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Company following the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a) of Form 8-K:

•
Audited Consolidated Financial Statements of exactEarth as of and for the year ended October 31, 2020
•
Unaudited Condensed Consolidated Interim Financial Statements of exactEarth as of and for the three and nine months ended July 31, 2021

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of exactEarth, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•
Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2020 and nine months ended September 30, 2021
•
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021
•
Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d) Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1

Audited October 31, 2020 Consolidated Financial Statements of exactEarth Ltd. and Unaudited Condensed Consolidated Interim Financial Statements of exactEarth Ltd. for the three and nine months ended July 31, 2021.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Spire Global, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2022

SPIRE GLOBAL, INC.

By:	/s/ Peter Platzer
Name:	Peter Platzer
Title:	Chief Executive Officer